THIS AGREEMENT RELATES TO AN OFFERING OF SECURITIES IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE 1933
ACT) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). NONE OF THE SECURITIES TO WHICH THIS AGREEMENT RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH ALL APPLICABLE SECURITIES
LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE 1933 ACT.



                            SHARE PURCHASE AGREEMENT


THIS AGREEMENT is made as of the 6th day of December, 2005

AMONG:

          COVENTURE INTERNATIONAL INC., a corporation formed pursuant to the laws of the State of Delaware and having an office for business located at 118 First Avenue West, Suite 206, PO Box 1900, Cochrane, Alberta Canada T4C 1A5

          ("Coventure")

AND:

          XIAN XILAN NATURAL GAS CO., LTD., a company formed pursuant to the laws of the People's Republic of China and having an office for business located at Tang Xing Shu Ma Building, Suite 418, Tang Xing Road, Xian High Tech Area, Xian, Shaanxi Province, China

          ("Xilan Natural Gas")

AND:

          The shareholders of Xilan Natural Gas, each of whom are set forth on the signature page of this Agreement

          (the "Xilan Natural Gas Shareholders")

WHEREAS:

A. The Xilan Natural Gas Shareholders own 69,000,000 registered shares of Xilan Natural Gas, constututing 100% of the presently issued and outstanding Xilan Natural Gas Shares;

B. Coventure is a reporting company whose common stock is quoted on the NASD "Bulletin Board"; and

C. The respective Boards of Directors of Coventure, and Xilan Natural Gas deem it advisable and in the best interests of Coventure and Xilan Natural Gas that Xilan Natural Gas become a wholly-owned subsidiary of Coventure (the "Acquisition") pursuant to this Agreement.

NOW THEREFORE THIS AGREEMENT WITNESSETH THAT in consideration of the premises and the mutual covenants, agreements, representations and warranties contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:


                                    ARTICLE 1
                         DEFINITIONS AND INTERPRETATION

Definitions

1.1  In this Agreement the following terms will have the following meanings:

     (a) "Acquisition" means the Acquisition, at the Closing, of Xilan Natural Gas by Coventure pursuant to this Agreement;

     (b) "Acquisition Shares" means the 4,000,000 Coventure Common Shares to be issued to the Xilan Natural Gas Shareholders at Closing pursuant to the terms of the Acquisition;

     (c) "Agreement" means this share purchase agreement among Coventure, Xilan Natural Gas, and the Xilan Natural Gas Shareholders;

     (d)  "Closing"  means  the   completion,   on  the  Closing  Date,  of  the
          transactions contemplated hereby in accordance with Article 9 hereof;

     (e) "Closing Date" means the day on which all conditions precedent to the completion of the transaction as contemplated hereby have been satisfied or waived;

     (f) "Coventure Accounts Payable and Liabilities" means all accounts payable and liabilities of Coventure, on a consolidated basis, due and owing or otherwise constituting a binding obligation of Coventure and its subsidiaries (other than a Coventure Material Contract) as of July 31, 2005 as set forth is Schedule "B" hereto;

     (g) "Coventure Accounts Receivable" means all accounts receivable and other debts owing to Coventure, on a consolidated basis, as of July 31, 2005 as set forth in Schedule "C" hereto;

     (h) "Coventure Assets" means the undertaking and all the property and assets of the Coventure Business of every kind and description wheresoever situated including, without limitation, Coventure Equipment, Coventure Inventory, Coventure Material Contracts, Coventure Accounts Receivable, Coventure Cash, Coventure Intangible Assets and Coventure Goodwill, and all credit cards, charge cards and banking cards issued to Coventure;

     (i) "Coventure Bank Accounts" means all of the bank accounts, lock boxes and safety deposit boxes of Coventure and its subsidiaries or relating to the Coventure Business as set forth in Schedule "D" hereto;

     (j) "Coventure Business" means all aspects of any business conducted by Coventure and its subsidiaries;

     (k) "Coventure Cash" means all cash on hand or on deposit to the credit of Coventure and its subsidiaries on the Closing Date;

     (l) "Coventure Common Shares" means the shares of common stock in the capital of Coventure;

     (m) "Coventure Debt to Related Parties" means the debts owed by Coventure to any affiliate, director or officer of Coventure as described in Schedule "E" hereto;

     (n) "Coventure Equipment" means all machinery, equipment, furniture, and furnishings used in the Coventure Business, including, without limitation, the items more particularly described in Schedule "F" hereto;

     (o) "Coventure Financial Statements" means, collectively, the audited consolidated financial statements of Coventure for the two fiscal years ended July 31, 2005, together with the unqualified auditors' report thereon, true copies of which are attached as Schedule "A" hereto;

     (p) "Coventure Goodwill" means the goodwill of the Coventure Business including the right to all corporate, operating and trade names associated with the Coventure Business, or any variations of such names as part of or in connection with the Coventure Business, all books and records and other information relating to the Coventure Business, all necessary licenses and authorizations and any other rights used in connection with the Coventure Business;

     (q) "Coventure Insurance Policies" means the public liability insurance and insurance against loss or damage to the Coventure Assets and the Coventure Business as described in Schedule "G" hereto;

     (r) "Coventure Intangible Assets" means all of the intangible assets of Coventure and its subsidiaries, including, without limitation, Coventure Goodwill, all trademarks, logos, copyrights, designs, and other intellectual and industrial property of Coventure and its subsidiaries;

     (s)  "Coventure   Inventory"  means  all  inventory  and  supplies  of  the
          Coventure Business as of July 31, 2005, as set forth in Schedule "H" hereto;

     (t) "Coventure Material Contracts" means the burden and benefit of and the right, title and interest of Coventure and its subsidiaries in, to and under all trade and non-trade contracts, engagements or commitments, whether written or oral, to which Coventure or its subsidiaries are entitled whereunder Coventure or its subsidiaries are obligated to pay or entitled to receive the sum of $10,000 or more including, without limitation, any pension plans, profit sharing plans, bonus plans, loan agreements, security agreements, indemnities and guarantees, any agreements with employees, lessees, licensees, managers, accountants, suppliers, agents, distributors, officers, directors, attorneys or others which cannot be terminated without liability on not more than one month's notice, and those contracts listed in Schedule "I" hereto;

     (u) "Place of Closing" means the offices of Sichenzia Ross Friedman Ference LLP, or such other place as Coventure and Xilan Natural Gas may mutually agree upon;

     (v) "Xilan Natural Gas Accounts Payable and Liabilities" means all accounts payable and liabilities of Xilan Natural Gas, due and owing or otherwise constituting a binding obligation of Xilan Natural Gas (other than a Xilan Natural Gas Material Contract) as of September 30, 2005 as set forth in Schedule "K" hereto;

     (w) "Xilan Natural Gas Accounts Receivable" means all accounts receivable and other debts owing to Xilan Natural Gas, as of September 30, 2005 as set forth in Schedule "L" hereto;

     (x) "Xilan Natural Gas Assets" means the undertaking and all the property and assets of the Xilan Natural Gas Business of every kind and description wheresoever situated including, without limitation, Xilan Natural Gas Equipment, Xilan Natural Gas Inventory, Xilan Natural Gas Material Contracts, Xilan Natural Gas Accounts Receivable, Xilan Natural Gas Cash, Xilan Natural Gas Intangible Assets and Xilan Natural Gas Goodwill, and all credit cards, charge cards and banking cards issued to Xilan Natural Gas;

     (y) "Xilan Natural Gas Bank Accounts" means all of the bank accounts, lock boxes and safety deposit boxes of Xilan Natural Gas or relating to the Xilan Natural Gas Business as set forth in Schedule "M" hereto;

     (z) "Xilan Natural Gas Business" means all aspects of the business conducted by Xilan Natural Gas;

     (aa) "Xilan Natural Gas Cash" means all cash on hand or on deposit to the credit of Xilan Natural Gas on the Closing Date;

     (bb) "Xilan Natural Gas Debt to Related Parties" means the debts owed by Xilan Natural Gas and its subsidiaries to the Xilan Natural Gas Shareholders or to any family member thereof, or to any affiliate, director or officer of Xilan Natural Gas or the Xilan Natural Gas Shareholders as described in Schedule "N";

     (cc) "Xilan Natural Gas Equipment" means all machinery, equipment, furniture, and furnishings used in the Xilan Natural Gas Business, including, without limitation, the items more particularly described in Schedule "O" hereto;

     (dd) "Xilan Natural Gas Financial Statements" means collectively, the audited consolidated financial statements of Xilan Natural Gas for two year period ended December 31, 2004, together with the reviewed financial statements for the nine month period ended September 30, 2005, true copies of which are attached as Schedule "J" hereto;

     (ee) "Xilan Natural Gas Goodwill" means the goodwill of the Xilan Natural Gas Business together with the exclusive right of Coventure to represent itself as carrying on the Xilan Natural Gas Business in succession of Xilan Natural Gas subject to the terms hereof, and the right to use any words indicating that the Xilan Natural Gas Business is so carried on including the right to use the name "Xilan Natural Gas" or "Xilan Natural Gas International" or any variation thereof as part of the name of or in connection with the Xilan Natural Gas Business or any part thereof carried on or to be carried on by Xilan Natural Gas, the right to all corporate, operating and trade names associated with the Xilan Natural Gas Business, or any variations of such names as part of or in connection with the Xilan Natural Gas Business, all telephone listings and telephone advertising contracts, all lists of customers, books and records and other information relating to the Xilan Natural Gas Business, all necessary licenses and authorizations and any other rights used in connection with the Xilan Natural Gas Business;

     (ff) "Xilan Natural Gas Insurance Policies" means the public liability insurance and insurance against loss or damage to Xilan Natural Gas Assets and the Xilan Natural Gas Business as described in Schedule "P" hereto;

     (gg) "Xilan Natural Gas Intangible Assets" means all of the intangible assets of Xilan Natural Gas, including, without limitation, Xilan Natural Gas Goodwill, all trademarks, logos, copyrights, designs, and other intellectual and industrial property of Xilan Natural Gas and its subsidiaries;

     (hh) "Xilan Natural Gas Inventory" means all inventory and supplies of the Xilan Natural Gas Business as of September 30, 2005 as set forth in Schedule "Q" hereto;

     (ii) "Xilan Natural Gas Material Contracts" means the burden and benefit of and the right, title and interest of Xilan Natural Gas in, to and under all trade and non-trade contracts, engagements or commitments, whether written or oral, to which Xilan Natural Gas is entitled in connection with the Xilan Natural Gas Business whereunder Xilan Natural Gas is obligated to pay or entitled to receive the sum of $10,000 or more including, without limitation, any pension plans, profit sharing plans, bonus plans, loan agreements, security agreements, indemnities and guarantees, any agreements with employees, lessees, licensees, managers, accountants, suppliers, agents, distributors, officers, directors, attorneys or others which cannot be terminated without liability on not more than one month's notice, and those contracts listed in Schedule "R" hereto;

     (jj) "Xilan Natural Gas Related Party Debts" means the debts owed by the Xilan Natural Gas Shareholders or by any family member thereof, or by any affiliate, director or officer of Xilan Natural Gas or the Xilan Natural Gas Shareholders, to Xilan Natural Gas as described in Schedule "S"; and

     (kk) "Xilan Natural Gas Shares" means all of the issued and outstanding shares of Xilan Natural Gas's equity stock.

Any other terms defined within the text of this Agreement will have the meanings so ascribed to them.

Captions and Section Numbers

1.2 The headings and section references in this Agreement are for convenience of reference only and do not form a part of this Agreement and are not intended to interpret, define or limit the scope, extent or intent of this Agreement or any provision thereof.

Section References and Schedules

1.3 Any reference to a particular "Article", "section", "paragraph", "clause" or other subdivision is to the particular Article, section, clause or other subdivision of this Agreement and any reference to a Schedule by letter will mean the appropriate Schedule attached to this Agreement and by such reference the appropriate Schedule is incorporated into and made part of this Agreement. The Schedules to this Agreement are as follows:


Information concerning Coventure

         Schedule "A"        Coventure Financial Statements
         Schedule "B"        Coventure Accounts Payable and Liabilities
         Schedule "C"        Coventure Accounts Receivable
         Schedule "D"        Coventure Bank Accounts
         Schedule "E"        Coventure Debts to Related Parties
         Schedule "F"        Coventure Equipment
         Schedule "G"        Coventure Insurance Policies
         Schedule "H"        Coventure Inventory
         Schedule "I"        Coventure Material Contracts

Information concerning Xilan Natural Gas

         Schedule "J"        Xilan Natural Gas Financial Statements
         Schedule "K"        Xilan Natural Gas Accounts Payable and Liabilities
         Schedule "L"        Xilan Natural Gas Accounts Receivable
         Schedule "M"        Xilan Natural Gas Bank Accounts
         Schedule "N"        Xilan Natural Gas Debts to Related Parties
         Schedule "O"        Xilan Natural Gas Equipment
         Schedule "P"        Xilan Natural Gas Insurance Policies
         Schedule "Q"        Xilan Natural Gas Inventory
         Schedule "R"        Xilan Natural Gas Material Contracts
         Schedule "S"        Xilan Natural Gas Related Party Debts


Severability of Clauses

1.4 If any part of this Agreement is declared or held to be invalid for any reason, such invalidity will not affect the validity of the remainder which will continue in full force and effect and be construed as if this Agreement had been executed without the invalid portion, and it is hereby declared the intention of the parties that this Agreement would have been executed without reference to any portion which may, for any reason, be hereafter declared or held to be invalid.

                                    ARTICLE 2
                                 THE ACQUISITION

Sale of Shares

2.1 The Xilan Natural Gas Shareholders hereby agree to sell to Coventure the Xilan Natural Gas Shares in exchange for the Acquisition Shares on the Closing Date and to transfer to Coventure on the Closing Date a 100% undivided interest in and to the Xilan Natural Gas Shares free from all liens, mortgages, charges, pledges, encumbrances or other burdens with all rights now or thereafter attached thereto.

Allocation of Consideration

2.2 The Acquisition Shares shall be allocated to the Xilan Natural Gas Shareholders, as set forth on Schedule 2.2 attached hereto and made a part hereof.

Adherence with Applicable Securities Laws

2.3 The Xilan Natural Gas Shareholders agree that they are acquiring the Acquisition Shares for investment purposes and will not offer, sell or otherwise transfer, pledge or hypothecate any of the Acquisition Shares issued to them (other than pursuant to an effective Registration Statement under the Securities Act of 1933, as amended) directly or indirectly unless:

     (a)  the sale is to Coventure;

     (b) the sale is made pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144 thereunder; or

     (c) the Acquisition Shares are sold in a transaction that does not require registration under the Securities Act of 1933, as amended, or any applicable United States state laws and regulations governing the offer and sale of securities, and the vendor has furnished to Coventure an opinion of counsel to that effect or such other written opinion as may be reasonably required by Coventure.

     The Xilan Natural Gas Shareholders acknowledge that the certificates representing the Acquisition Shares shall bear the following legend:

           "THESE SECURITIES WERE ISSUED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ACCORDINGLY, NONE OF THE SECURITIES TO WHICH THIS CERTIFICATE RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE
           SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES OR, DIRECTLY OR INDIRECTLY, TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE 1933 ACT."

     The Xilan Natural Gas Shareholders further represent and acknowledge that:

     (a) The Xilan  Natural  Gas  Shareholders  are  located  outside the United
States;

     (b) The Xilan Natural Gas Shareholders are not aware of any advertisement of any of the shares be issued hereunder;

     (c) The Xilan Natural Gas Shareholders will not acquire the shares as a result of and will not itself engage in, any "directed selling efforts" (as defined in Regulation S under the 1933 Act) in the United States in respect of the shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of the shares; provided, however, that the Xilan Natural Gas Shareholders may sell or otherwise dispose of the shares pursuant to registration of the shares pursuant to the 1933 Act and any applicable state and provincial securities laws or under an exemption from such registration requirements and as otherwise provided herein;

     (d) The Xilan Natural Gas Shareholders agree that the Company will refuse to register any transfer of the shares not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act and in accordance with applicable state and provincial securities laws; and

     (e) The Xilan Natural Gas Shareholders understand and agree that offers and sales of any of the shares, prior to the expiration of a period of one year after the date of transfer of the shares (the "Distribution Compliance Period"), shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the 1933 Act or an exemption therefrom, and that all offers and sales after the Distribution
Compliance Period shall be made only in compliance with the registration provisions of the 1933 Act or an exemption therefrom and in each case only in accordance with all applicable securities laws;

     (f) The Xilan Natural Gas Shareholders understand and agree not to engage in any hedging transactions involving the Acquisition Shares prior to the end of the Distribution Compliance Period unless such transactions are in compliance with the provisions of the 1933 Act;

     (g) The Xilan Natural Gas Shareholders hereby acknowledge and agree to Coventure making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described herein.

                                    ARTICLE 3
                         REPRESENTATIONS AND WARRANTIES
                                  OF COVENTURE

Representations and Warranties

3.1 Coventure hereby represents and warrants in all material respects to Xilan Natural Gas and the Xilan Natural Gas Shareholders, with the intent that Xilan Natural Gas and the Xilan Natural Gas Shareholders will rely thereon in entering into this Agreement and in approving and completing the transactions contemplated hereby, that:

Coventure - Corporate Status and Capacity

     (a) Incorporation. Coventure is a corporation duly incorporated and validly subsisting under the laws of the State of Delaware, and is in good standing with the office of the Secretary of State for the State of Delaware;

     (b) Carrying on Business. Coventure conducts the business described in its filings with the Securities and Exchange Commission and does not conduct any other business. Coventure is duly authorized to carry on such business in Alberta, Canada. The nature of the Coventure Business does not require Coventure to register or otherwise be qualified to carry on business in any other jurisdictions;

     (c) Corporate Capacity. Coventure has the corporate power, capacity and authority to own the Coventure Assets and to enter into and complete this Agreement;

     (d) Reporting Status; Listing. Coventure is required to file current reports with the Securities and Exchange Commission pursuant to section 12(g) of the Securities Exchange Act of 1934, the Coventure Common Shares are quoted on the NASD "Bulletin Board", and all reports required to be filed by Coventure with the Securities and Exchange Commission or NASD have been timely filed;

Coventure - Capitalization

     (e) Authorized Capital. The authorized capital of Coventure consists of 30,000,000 Coventure Common Shares, $0.0001 par value and 5,000,000 shares of preferred stock. $0.0001 par value, of which 7,022,200 Coventure Common Shares, and no shares of preferred stock are presently issued and outstanding;

     (f) No Option, Warrant or Other Right. No person, firm or corporation has any agreement, option, warrant, preemptive right or any other right capable of becoming an agreement, option, warrant or right for the acquisition of Coventure Common Shares or for the purchase, subscription or issuance of any of the unissued shares in the capital of Coventure;

Coventure - Records and Financial Statements

     (g)  Charter  Documents.   The  charter  documents  of  Coventure  and  its
          subsidiaries have not been altered since the incorporation of each, respectively, except as filed in the record books of Coventure or its subsidiaries, as the case may be;

     (h) Corporate Minute Books. The corporate minute books of Coventure and its subsidiaries are complete and each of the minutes contained therein accurately reflect the actions that were taken at a duly called and held meeting or by consent without a meeting. All actions by Coventure and its subsidiaries which required director or shareholder approval are reflected on the corporate minute books of Coventure and its subsidiaries. Coventure and its subsidiaries are not in violation or breach of, or in default with respect to, any term of their respective Certificates of Incorporation (or other charter documents) or By-laws.

     (i) Coventure Financial Statements. The Coventure Financial Statements present fairly, in all material respects, the assets and liabilities (whether accrued, absolute, contingent or otherwise) of Coventure, on a consolidated basis, as of the respective dates thereof, and the sales and earnings of the Coventure Business during the periods covered thereby, in all material respects and have been prepared in substantial accordance with generally accepted accounting principles consistently applied;

     (j) Coventure Accounts Payable and Liabilities. There are no material liabilities, contingent or otherwise, of Coventure or its subsidiaries which are not disclosed in Schedule "B" hereto or reflected in the Coventure Financial Statements except those incurred in the ordinary course of business since the date of the said schedule and the Coventure Financial Statements, and neither Coventure nor its subsidiaries have guaranteed or agreed to guarantee any debt, liability or other obligation of any person, firm or corporation. Without limiting the generality of the foregoing, all accounts payable and liabilities of Coventure as of July 31, 2005, are described in Schedule "B" hereto;

     (k) Coventure Accounts Receivable. All the Coventure Accounts Receivable result from bona fide business transactions and services actually rendered without, to the knowledge and belief of Coventure, any claim by the obligor for set-off or counterclaim. Without limiting the generality of the foregoing, all accounts receivable of Coventure as of July 31, 2005, are described in Schedule "C" hereto;

     (l) Coventure Bank Accounts. All of the Coventure Bank Accounts, their location, numbers and the authorized signatories thereto are as set forth in Schedule "D" hereto;

     (m) No Debt to Related Parties. Except as disclosed in Schedule "E" hereto, neither Coventure nor any of its subsidiaries is, and on Closing will not be, indebted to any affiliate, director or officer of Coventure except accounts payable on account of bona fide business transactions of Coventure incurred in normal course of the Coventure Business, including employment agreements, none of which are more than 30 days in arrears;

     (n) No Related Party Debt to Coventure. No director or officer or affiliate of Coventure is now indebted to or under any financial obligation to Coventure or any subsidiary on any account whatsoever, except for advances on account of travel and other expenses not exceeding $1,000 in total;

     (o) No Dividends. No dividends or other distributions on any shares in the capital of Coventure have been made, declared or authorized since the date of Coventure Financial Statements;

     (p) No Payments. No payments of any kind have been made or authorized since the date of the Coventure Financial Statements to or on behalf of officers, directors, shareholders or employees of Coventure or its subsidiaries or under any management agreements with Coventure or its subsidiaries, except payments made in the ordinary course of business and at the regular rates of salary or other remuneration payable to them;

     (q) No Pension Plans. There are no pension, profit sharing, group insurance or similar plans or other deferred compensation plans affecting Coventure;

     (r)  No  Adverse  Events.   Since  the  date  of  the  Coventure  Financial
          Statements

          (i) there has not been any material adverse change in the consolidated financial position or condition of Coventure, its subsidiaries, its liabilities or the Coventure Assets or any damage, loss or other change in circumstances materially affecting Coventure, the Coventure Business or the Coventure Assets or Coventure' right to carry on the Coventure Business, other than changes in the ordinary course of business,

          (ii) there has not been any damage, destruction, loss or other event (whether or not covered by insurance) materially and adversely affecting Coventure, its subsidiaries, the Coventure Business or the Coventure Assets,

          (iii) there has not been any material increase in the compensation payable or to become payable by Coventure to any of Coventure' officers, employees or agents or any bonus, payment or arrangement made to or with any of them,

          (iv) the Coventure Business has been and continues to be carried on in the ordinary course,

          (v) Coventure has not waived or surrendered any right of material value,

          (vi) neither   Coventure  nor  its  subsidiaries  have  discharged  or
               satisfied or paid any lien or encumbrance or obligation or liability other than current liabilities in the ordinary course of business, and

          (vii) no capital expenditures in excess of $10,000 individually or $30,000 in total have been authorized or made.

Coventure - Income Tax Matters

     (s) Tax Returns. All tax returns and reports of Coventure and its subsidiaries required by law to be filed have been filed and are true, complete and correct, and any taxes payable in accordance with any return filed by Coventure and its subsidiaries or in accordance with any notice of assessment or reassessment issued by any taxing authority have been so paid;

     (t) Current Taxes. Adequate provisions have been made for taxes payable for the current period for which tax returns are not yet required to be filed and there are no agreements, waivers, or other arrangements providing for an extension of time with respect to the filing of any tax return by, or payment of, any tax, governmental charge or deficiency by Coventure or its subsidiaries. Coventure is not aware of any contingent tax liabilities or any grounds which would prompt a reassessment including aggressive treatment of income and expenses in filing earlier tax returns;

Coventure - Applicable Laws and Legal Matters

     (u) Licenses. Coventure and its subsidiaries hold all licenses and permits as may be requisite for carrying on the Coventure Business in the manner in which it has heretofore been carried on, which licenses and permits have been maintained and continue to be in good standing except where the failure to obtain or maintain such licenses or permits would not have a material adverse effect on the Coventure Business;

     (v) Applicable Laws. Neither Coventure nor its subsidiaries have been charged with or received notice of breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees to which they are subject or which apply to them the violation of which would have a material adverse effect on the Coventure Business, and to Coventure' knowledge, neither Coventure nor its subsidiaries are in breach of any laws, ordinances, statutes, regulations, bylaws, orders or decrees the contravention of which would result in a material adverse impact on the Coventure Business;

     (w) Pending or Threatened Litigation. There is no material litigation or administrative or governmental proceeding pending or threatened against or relating to Coventure, its subsidiaries, the Coventure Business, or any of the Coventure Assets nor does Coventure have any knowledge of any deliberate act or omission of Coventure or its subsidiaries that would form any material basis for any such action or proceeding;

     (x) No Bankruptcy. Neither Coventure nor its subsidiaries have made any voluntary assignment or proposal under applicable laws relating to insolvency and bankruptcy and no bankruptcy petition has been filed or presented against Coventure or its subsidiaries and no order has been made or a resolution passed for the winding-up, dissolution or liquidation of Coventure or its subsidiaries;

     (y) Labor Matters. Neither Coventure nor its subsidiaries are party to any collective agreement relating to the Coventure Business with any labor union or other association of employees and no part of the Coventure Business has been certified as a unit appropriate for collective bargaining or, to the knowledge of Coventure, has made any attempt in that regard;

     (z) Finder's Fees. Neither Coventure nor its subsidiaries are party to any agreement which provides for the payment of finder's fees, brokerage fees, commissions or other fees or amounts which are or may become payable to any third party in connection with the execution and delivery of this Agreement and the transactions contemplated herein;

Execution and Performance of Agreement

     (aa) Authorization and Enforceability. The execution and delivery of this Agreement, and the completion of the transactions contemplated hereby, have been duly and validly authorized by all necessary corporate action on the part of Coventure;

     (bb) No Violation or Breach. The execution and performance of this Agreement will not:

          (i) violate the charter documents of Coventure or result in any breach of, or default under, any loan agreement, mortgage, deed of trust, or any other agreement to which Coventure or its subsidiaries are party,

          (ii) give any person any right to terminate or cancel any agreement including, without limitation, the Coventure Material Contracts, or any right or rights enjoyed by Coventure or its subsidiaries,

          (iii) result in any alteration of Coventure' or its subsidiaries' obligations under any agreement to which Coventure or its subsidiaries are party including, without limitation, the Coventure Material Contracts,

          (iv) result in the creation or imposition of any lien, encumbrance or restriction of any nature whatsoever in favor of a third party upon or against the Coventure Assets,

          (v) result in the imposition of any tax liability to Coventure or its subsidiaries relating to the Coventure Assets, or

          (vi) violate any court order or decree to which either Coventure or its subsidiaries are subject;

The Coventure Assets - Ownership and Condition

     (cc) Business Assets. The Coventure Assets comprise all of the property and assets of the Coventure Business, and no other person, firm or corporation owns any assets used by Coventure or its subsidiaries in operating the Coventure Business, whether under a lease, rental agreement or other arrangement, other than as disclosed in Schedules "F" or "I" hereto;

     (dd) Title. Coventure or its subsidiaries are the legal and beneficial owner of the Coventure Assets, free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances or other claims whatsoever, save and except as disclosed in Schedules "F" or "I" hereto;

     (ee) No Option. No person, firm or corporation has any agreement or option or a right capable of becoming an agreement for the purchase of any of the Coventure Assets;

     (ff) Coventure Insurance Policies. Coventure and its subsidiaries maintain the public liability insurance and insurance against loss or damage to the Coventure Assets and the Coventure Business as described in Schedule "G" hereto;

     (gg) Coventure Material Contracts. The Coventure Material Contracts listed in Schedule "I" constitute all of the material contracts of Coventure and its subsidiaries;

     (hh) No Default. There has not been any default in any material obligation of Coventure or any other party to be performed under any of the Coventure Material Contracts, each of which is in good standing and in full force and effect and unamended (except as disclosed in Schedule "I" hereto), and Coventure is not aware of any default in the obligations of any other party to any of the Coventure Material Contracts;

     (ii) No Compensation on Termination. There are no agreements, commitments or understandings relating to severance pay or separation allowances on termination of employment of any employee of Coventure or its subsidiaries. Neither Coventure nor its subsidiaries are obliged to pay benefits or share profits with any employee after termination of employment except as required by law;

Coventure Assets - Coventure Equipment

     (jj) Coventure Equipment. The Coventure Equipment has been maintained in a manner consistent with that of a reasonably prudent owner and such equipment is in good working condition;

Coventure Assets - Coventure Goodwill and Other Assets

     (kk) Coventure Goodwill. Coventure and its subsidiaries does not carry on the Coventure Business under any other business or trade names. Coventure does not have any knowledge of any infringement by Coventure or its subsidiaries of any patent, trademarks, copyright or trade secret;

The Coventure Business

     (ll) Maintenance of Business. Since the date of the Coventure Financial Statements, Coventure and its subsidiaries have not entered into any material agreement or commitment except in the ordinary course and except as disclosed herein;

     (mm) Subsidiaries. Except for the Coventure Canada, Inc., Coventure does not own any subsidiaries and does not otherwise own, directly or indirectly, any shares or interest in any other corporation, partnership, joint venture or firm; and

Coventure - Acquisition Shares

     (nn) Acquisition Shares. The Acquisition Shares when delivered to the Xilan Natural Gas Shareholders pursuant to the Acquisition shall be validly issued and outstanding as fully paid and non-assessable shares and the Acquisition Shares shall be transferable upon the books of Coventure, in all cases subject to the provisions and restrictions of all applicable securities laws.

Non-Merger and Survival

3.2 The representations and warranties of Coventure contained herein will be true at and as of Closing in all material respects as though such representations and warranties were made as of such time. Notwithstanding the completion of the transactions contemplated hereby, the waiver of any condition contained herein (unless such waiver expressly releases a party from any such representation or warranty) or any investigation made by Xilan Natural Gas or the Xilan Natural Gas Shareholders, the representations and warranties of Coventure shall survive the Closing.

Indemnity

3.3 Coventure agrees to indemnify and save harmless Xilan Natural Gas and the Xilan Natural Gas Shareholders from and against any and all claims, demands, actions, suits, proceedings, assessments, judgments, damages, costs, losses and expenses, including any payment made in good faith in settlement of any claim (subject to the right of Coventure to defend any such claim), resulting from the breach by it of any representation or warranty made under this Agreement or from any misrepresentation in or omission from any certificate or other instrument furnished or to be furnished by Coventure to Xilan Natural Gas or the Xilan Natural Gas Shareholders hereunder.


                                    ARTICLE 4
                             COVENANTS OF COVENTURE

Covenants

4.1 Coventure covenants and agrees with Xilan Natural Gas and the Xilan Natural Gas Shareholders that it will:

     (a) Conduct of Business. Until the Closing, conduct the Coventure Business diligently and in the ordinary course consistent with the manner in which the Coventure Business generally has been operated up to the date of execution of this Agreement;

     (b) Preservation of Business. Until the Closing, use its best efforts to preserve the Coventure Business and the Coventure Assets and, without limitation, preserve for Xilan Natural Gas Coventure's and its subsidiaries' relationships with any third party having business relations with them;

     (c) Access. Until the Closing, give Xilan Natural Gas, the Xilan Natural Gas Shareholders, and their representatives full access to all of the properties, books, contracts, commitments and records of Coventure, and furnish to Xilan Natural Gas, the Xilan Natural Gas Shareholders and their representatives all such information as they may reasonably request;

     (d) Procure Consents. Until the Closing, take all reasonable steps required to obtain, prior to Closing, any and all third party consents required to permit the Acquisition and to preserve and maintain the Coventure Assets notwithstanding the change in control of Xilan Natural Gas arising from the Acquisition;

     (e) Stock Dividend. Within ten (10) days from the Closing Date, Coventure shall effectuate a four-for-one forward split of the Coventure Common Shares by way of stock dividend;

     (f) Name Change. Forthwith after the Closing, take such steps are required to change the name of Coventure to "Asia Natural Gas, Inc." or such similar name as may be acceptable to the board of directors of Xilan Natural Gas;

     (g) Sale of Business. Within thirty (30) days from the Closing Date, Coventure shall sell its business operations, as they exist immediately prior to the Closing, to John Hromyk. In consideration of the sale, Mr. Hromyk shall forgive all debt owned to him by Coventure (in the amount of $43,179.13). Other than indebtedness of Xilan Natural Gas, Coventure shall have no indebtedness or other liability of any kind or nature after the sale of the business to Mr. Hromyk, save and except for liabilities incurred in connection with the Acquisition; and

     (h) Return of Shares. Concurrently with the Closing, John Hromyk shall return to Coventure without further consideration the 5,971,178 Coventure Common Shares which he owns.

Authorization

4.2 Coventure hereby agrees to authorize and direct any and all federal, state, municipal, foreign and international governments and regulatory authorities having jurisdiction respecting Coventure and its subsidiaries to release any and all information in their possession respecting Coventure and its subsidiaries to the Xilan Natural Gas Shareholders. Coventure shall promptly execute and deliver to the Xilan Natural Gas Shareholders any and all consents to the release of information and specific authorizations which the Xilan Natural Gas Shareholders reasonably requires to gain access to any and all such information.

Survival

4.3 The covenants set forth in this Article shall survive the Closing for the benefit of Xilan Natural Gas and the Xilan Natural Gas Shareholders.

                                    ARTICLE 5
                        REPRESENTATIONS AND WARRANTIES OF
                       THE XILAN NATURAL GAS SHAREHOLDERS

Representations and Warranties

5.1 The Xilan Natural Gas Shareholders hereby jointly and severaly represent and warrant in all material respects to Coventure, with the intent that it will rely thereon in entering into this Agreement and in approving and completing the transactions contemplated hereby, that:

Xilan Natural Gas - Company Status and Capacity

     (a) Formation. Xilan Natural Gas is a company duly formed and validly subsisting under the laws of the People's Republic of China;

     (b) Carrying on Business. Xilan Natural Gas carries on the Xilan Natural Gas Business primarily in the People's Republic of China and does not carry on any material business activity in any other jurisdiction. Xilan Natural Gas is duly authorized to carry on the Xilan Natural Gas Business in the People's Republic of China. The nature of the Xilan Natural Gas Business does not require Xilan Natural Gas to register or otherwise be qualified to carry on business in any other jurisdiction;

     (c) Legal Capacity. Xilan Natural Gas has the legal power, capacity and authority to own Xilan Natural Gas Assets, to carry on the Business of Xilan Natural Gas and to enter into and complete this Agreement;

Xilan Natural Gas - Capitalization

     (d) Authorized Capital. The authorized capital of Xilan Natural Gas consists of 69,000,000 shares of capital stock;

     (e) Ownership of Xilan Natural Gas Shares. The registered, issued and outstanding share capital of Xilan Natural Gas will on Closing consist of 69,000,000 capital shares (being the Xilan Natural Gas Shares), which shares on Closing shall be validly issued and outstanding as fully paid and non-assessable shares. The Xilan Natural Gas Shareholders will be at Closing the registered and beneficial owners of the 69,000,000 Xilan Natural Gas Shares. The Xilan Natural Gas Shares owned by the Xilan Natural Gas Shareholders will on Closing be free and clear of any and all liens, charges, pledges, encumbrances, restrictions on transfer and adverse claims whatsoever;

     (f) No Option, Warrant or Other Right. No person, firm or corporation has any agreement, option, warrant, preemptive right or any other right capable of becoming an agreement, option, warrant or right for the acquisition of Xilan Natural Gas Shares held by the Xilan Natural Gas Shareholders or for the purchase, subscription or issuance of any of the unissued shares in the capital of Xilan Natural Gas;

     (g) No Restrictions. There are no restrictions on the transfer, sale or other disposition of Xilan Natural Gas Shares contained in the charter documents of Xilan Natural Gas or under any agreement;

Xilan Natural Gas - Records and Financial Statements

     (h) Charter Documents. The charter documents of Xilan Natural Gas have not been altered since its formation date, except as filed in the record books of Xilan Natural Gas;

     (i) Minute Books. The minute books of Xilan Natural Gas are complete and each of the minutes contained therein accurately reflect the actions that were taken at a duly called and held meeting or by consent without a meeting. All actions by Xilan Natural Gas which required director or shareholder approval are reflected on the corporate minute books of Xilan Natural Gas. Xilan Natural Gas is not in violation or breach of, or in default with respect to, any term of its Certificate of Incorporation (or other charter documents) or by-laws.

     (j) Xilan Natural Gas Financial Statements. The Xilan Natural Gas Financial Statements present fairly, in all material respects, the assets and liabilities (whether accrued, absolute, contingent or otherwise) of Xilan Natural Gas as of the date thereof, and the sales and earnings of the Xilan Natural Gas Business during the periods covered thereby, in all material respects, and have been prepared in substantial accordance with generally accepted accounting principles consistently applied;

     (k) Xilan Natural Gas Accounts Payable and Liabilities. There are no material liabilities, contingent or otherwise, of Xilan Natural Gas which are not disclosed in Schedule "K" hereto or reflected in the Xilan Natural Gas Financial Statements except those incurred in the ordinary course of business since the date of the said schedule and the Xilan Natural Gas Financial Statements, and Xilan Natural Gas has not guaranteed or agreed to guarantee any debt, liability or other obligation of any person, firm or corporation. Without limiting the generality of the foregoing, all accounts payable and liabilities of Xilan Natural Gas as of September 30, 2005 are described in Schedule "K" hereto;

     (l) Xilan Natural Gas Accounts Receivable. All the Xilan Natural Gas Accounts Receivable result from bona fide business transactions and services actually rendered without, to the knowledge and belief of the Xilan Natural Gas Shareholders, any claim by the obligor for set-off or counterclaim. Without limiting the generality of the foregoing, all accounts receivable of Xilan Natural Gas as of September 30, 2005, are described in Schedule "L" hereto;

     (m) Xilan Natural Gas Bank Accounts. All of the Xilan Natural Gas Bank Accounts, their location, numbers and the authorized signatories thereto are as set forth in Schedule "M" hereto;

     (n) No Debt to Related Parties. Except as disclosed in Schedule "N" hereto, Xilan Natural Gas is not and on Closing will not be, indebted to the Xilan Natural Gas Shareholders nor to any family member thereof, nor to any affiliate, director or officer of Xilan Natural Gas or the Xilan Natural Gas Shareholders except accounts payable on account of bona fide business transactions of Xilan Natural Gas incurred in normal course of Xilan Natural Gas Business, including employment agreements with the Xilan Natural Gas Shareholders, none of which are more than 30 days in arrears;

     (o) No Related Party Debt to Xilan Natural Gas. Except as set forth on Schedule "S" hereto, no Xilan Natural Gas Shareholder nor any director, officer or affiliate of Xilan Natural Gas is now indebted to or under any financial obligation to Xilan Natural Gas on any account whatsoever, except for advances on account of travel and other expenses not exceeding $5,000 in total;

     (p) No Dividends. No dividends or other distributions on any shares in the capital of Xilan Natural Gas have been made, declared or authorized since the date of the Xilan Natural Gas Financial Statements;

     (q) No Payments. No payments of any kind have been made or authorized since the date of the Xilan Natural Gas Financial Statements to or on behalf of the Xilan Natural Gas Shareholders or to or on behalf of officers, directors, shareholders or employees of Xilan Natural Gas or under any management agreements with Xilan Natural Gas, except payments made in the ordinary course of business and at the regular rates of salary or other remuneration payable to them;

     (r) No Pension Plans. There are no pension, profit sharing, group insurance or similar plans or other deferred compensation plans affecting Xilan Natural Gas, except as set forth in the Xilan Natural Gas Financial Statements;

     (s)  No Adverse  Events.  Since the date of the Xilan Natural Gas Financial
          Statements:

          (i) there has not been any material adverse change in the consolidated financial position or condition of Xilan Natural Gas, its liabilities or the Xilan Natural Gas Assets or any damage, loss or other change in circumstances materially affecting Xilan Natural Gas, the Xilan Natural Gas Business or the Xilan Natural Gas Assets or Xilan Natural Gas's right to carry on the Xilan Natural Gas Business, other than changes in the ordinary course of business,

          (ii) there has not been any damage, destruction, loss or other event (whether or not covered by insurance) materially and adversely affecting Xilan Natural Gas, the Xilan Natural Gas Business or the Xilan Natural Gas Assets,

          (iii) there has not been any material increase in the compensation payable or to become payable by Xilan Natural Gas to the Xilan Natural Gas Shareholders or to any of Xilan Natural Gas's
               officers, employees or agents or any bonus, payment or arrangement made to or with any of them,

          (iv) the Xilan Natural Gas Business has been and continues to be carried on in the ordinary course,

          (v) Xilan Natural Gas has not waived or surrendered any right of material value,

          (vi) Xilan Natural Gas has not discharged or satisfied or paid any lien or encumbrance or obligation or liability other than current liabilities in the ordinary course of business, and

          (vii) no capital expenditures in excess of $10,000 individually or $30,000 in total have been authorized or made;

Xilan Natural Gas - Income Tax Matters

     (t) Tax Returns. All tax returns and reports of Xilan Natural Gas required by law to be filed have been filed and are true, complete and correct, and any taxes payable in accordance with any return filed by Xilan
          Natural Gas or in accordance with any notice of assessment or reassessment issued by any taxing authority have been so paid;

     (u) Current Taxes. Adequate provisions have been made for taxes payable for the current period for which tax returns are not yet required to be filed and there are no agreements, waivers, or other arrangements providing for an extension of time with respect to the filing of any tax return by, or payment of, any tax, governmental charge or deficiency by Xilan Natural Gas. Xilan Natural Gas is not aware of any contingent tax liabilities or any grounds which would prompt a reassessment including aggressive treatment of income and expenses in filing earlier tax returns;

Xilan Natural Gas - Applicable Laws and Legal Matters

     (v) Licenses. Xilan Natural Gas holds all licenses and permits as may be requisite for carrying on the Xilan Natural Gas Business in the manner in which it has heretofore been carried on, which licenses and permits have been maintained and continue to be in good standing except where the failure to obtain or maintain such licenses or permits would not have a material adverse effect on the Xilan Natural Gas Business;

     (w) Applicable Laws. Xilan Natural Gas has not been charged with or received notice of breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees to which they are subject or which applies to them the violation of which would have a material adverse effect on the Xilan Natural Gas Business, and, to the knowledge of the Xilan Natural Gas Shareholders, Xilan Natural Gas is not in breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees the contravention of which would result in a material adverse impact on the Xilan Natural Gas Business;

     (x) Pending or Threatened Litigation. There is no material litigation or administrative or governmental proceeding pending or threatened against or relating to Xilan Natural Gas, the Xilan Natural Gas Business, or any of the Xilan Natural Gas Assets, nor do the Xilan Natural Gas Shareholders have any knowledge of any deliberate act or omission of Xilan Natural Gas that would form any material basis for any such action or proceeding;

     (y) No Bankruptcy. Xilan Natural Gas has not made any voluntary assignment or proposal under applicable laws relating to insolvency and bankruptcy and no bankruptcy petition has been filed or presented against Xilan Natural Gas and no order has been made or a resolution passed for the winding-up, dissolution or liquidation of Xilan Natural Gas;

     (z) Labor Matters. Xilan Natural Gas is not party to any collective agreement relating to the Xilan Natural Gas Business with any labor union or other association of employees and no part of the Xilan Natural Gas Business has been certified as a unit appropriate for collective bargaining or, to the knowledge of the Xilan Natural Gas Shareholders, has made any attempt in that regard;

     (aa) Finder's Fees. Xilan Natural Gas is not a party to any agreement which provides for the payment of finder's fees, brokerage fees, commissions or other fees or amounts which are or may become payable to any third party in connection with the execution and delivery of this Agreement and the transactions contemplated herein;

Execution and Performance of Agreement

     (bb) Authorization and Enforceability. The execution and delivery of this Agreement, and the completion of the transactions contemplated hereby, have been duly and validly authorized by all necessary corporate action on the part of Xilan Natural Gas;

     (cc) No Violation or Breach. The execution and performance of this Agreement will not

          (i) violate the charter documents of Xilan Natural Gas or result in any breach of, or default under, any loan agreement, mortgage, deed of trust, or any other agreement to which Xilan Natural Gas is a party,

          (ii) give any person any right to  terminate  or cancel any  agreement
               including,   without  limitation,   Xilan  Natural  Gas  Material
               Contracts, or any right or rights enjoyed by Xilan Natural Gas,

          (iii) result in any alteration of Xilan Natural Gas's obligations under any agreement to which Xilan Natural Gas is a party including, without limitation, the Xilan Natural Gas Material Contracts,

          (iv) result in the creation or imposition of any lien, encumbrance or restriction of any nature whatsoever in favor of a third party upon or against the Xilan Natural Gas Assets,

          (v) result in the imposition of any tax liability to Xilan Natural Gas relating to Xilan Natural Gas Assets or the Xilan Natural Gas Shares, or

          (vi) violate any court order or decree to which either Xilan Natural Gas is subject;

Xilan Natural Gas Assets - Ownership and Condition

     (dd) Business Assets. The Xilan Natural Gas Assets, comprise all of the property and assets of the Xilan Natural Gas Business, and neither the Xilan Natural Gas Shareholders nor any other person, firm or corporation owns any assets used by Xilan Natural Gas in operating the Xilan Natural Gas Business, whether under a lease, rental agreement or other arrangement, other than as disclosed in Schedules "O" or "R" hereto;

     (ee) Title. Xilan Natural Gas is the legal and beneficial owner of the Xilan Natural Gas Assets, free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances or other claims whatsoever, save and except as disclosed in Schedules "O" or "R" hereto;

     (ff) No Option. No person, firm or corporation has any agreement or option or a right capable of becoming an agreement for the purchase of any of the Xilan Natural Gas Assets;

     (gg) Xilan Natural Gas Insurance Policies. Xilan Natural Gas maintains the public liability insurance and insurance against loss or damage to the Xilan Natural Gas Assets and the Xilan Natural Gas Business as described in Schedule "P" hereto;

     (hh) Xilan Natural Gas Material Contracts. The Xilan Natural Gas Material Contracts listed in Schedule "R" constitute all of the material contracts of Xilan Natural Gas;

     (ii) No Default. There has not been any default in any material obligation of Xilan Natural Gas or any other party to be performed under any of Xilan Natural Gas Material Contracts, each of which is in good standing and in full force and effect and unamended (except as disclosed in Schedule "R"), and Xilan Natural Gas is not aware of any default in the obligations of any other party to any of the Xilan Natural Gas Material Contracts;

     (jj) No Compensation on Termination. There are no agreements, commitments or understandings relating to severance pay or separation allowances on termination of employment of any employee of Xilan Natural Gas. Xilan Natural Gas is not obliged to pay benefits or share profits with any employee after termination of employment except as required by law;

Xilan Natural Gas Assets - Xilan Natural Gas Equipment

     (kk) Xilan Natural Gas Equipment. The Xilan Natural Gas Equipment has been maintained in a manner consistent with that of a reasonably prudent owner and such equipment is in good working condition;

Xilan Natural Gas Assets - Xilan Natural Gas Goodwill and Other Assets

     (ll) Xilan Natural Gas Goodwill. Xilan Natural Gas carries on the Xilan Natural Gas Business only under the name "Xi'an Xilan Natural Gas Co., Ltd." and variations thereof and under no other business or trade names. The Xilan Natural Gas Shareholders do not have any knowledge of any infringement by Xilan Natural Gas of any patent, trademark, copyright or trade secret;

The Business of Xilan Natural Gas

     (mm) Maintenance of Business. Since the date of the Xilan Natural Gas Financial Statements, the Xilan Natural Gas Business has been carried on in the ordinary course and Xilan Natural Gas has not entered into any material agreement or commitment except in the ordinary course; and

     (nn) Subsidiaries. Xilan Natural Gas does not own any subsidiaries and does not otherwise own, directly or indirectly, any shares or interest in any other corporation, partnership, joint venture or firm and Xilan Natural Gas does not own any subsidiary and does not otherwise own, directly or indirectly, any shares or interest in any other corporation, partnership, joint venture or firm.

Non-Merger and Survival

5.2 The representations and warranties of Xilan Natural Gas contained herein will be true at and as of Closing in all material respects as though such representations and warranties were made as of such time. Notwithstanding the completion of the transactions contemplated hereby, the waiver of any condition contained herein (unless such waiver expressly releases a party from any such representation or warranty) or any investigation made by Coventure, the representations and warranties of Xilan Natural Gas shall survive the Closing.

Indemnity

5.3 The Xilan Natural Gas Shareholders agree to indemnify and save harmless Coventure from and against any and all claims, demands, actions, suits, proceedings, assessments, judgments, damages, costs, losses and expenses, including any payment made in good faith in settlement of any claim (subject to the right of the Xilan Natural Gas Shareholders to defend any such claim), resulting from the breach by any of them of any representation or warranty of such party made under this Agreement or from any misrepresentation in or omission from any certificate or other instrument furnished or to be furnished by Xilan Natural Gas or the Xilan Natural Gas Shareholders to Coventure hereunder.


                                    ARTICLE 6
                       COVENANTS OF XILAN NATURAL GAS AND
                       THE XILAN NATURAL GAS SHAREHOLDERS

Covenants

6.1 Xilan Natural Gas and the Xilan Natural Gas Shareholders covenant and agree with Coventure that they will:

     (a) Conduct of Business. Until the Closing, conduct the Xilan Natural Gas Business diligently and in the ordinary course consistent with the manner in which the Xilan Natural Gas Business generally has been operated up to the date of execution of this Agreement;

     (b) Preservation of Business. Until the Closing, use their best efforts to preserve the Xilan Natural Gas Business and the Xilan Natural Gas
          Assets and, without limitation, preserve for Coventure Xilan Natural Gas's relationships with their suppliers, customers and others having business relations with them;

     (c) Access. Until the Closing, give Coventure and its representatives full access to all of the properties, books, contracts, commitments and records of Xilan Natural Gas relating to Xilan Natural Gas, the Xilan Natural Gas Business and the Xilan Natural Gas Assets, and furnish to Coventure and its representatives all such information as they may reasonably request;

     (d) Procure Consents. Until the Closing, take all reasonable steps required to obtain, prior to Closing, any and all third party consents required to permit the Acquisition and to preserve and maintain the Xilan Natural Gas Assets, including the Xilan Natural Gas Material Contracts, notwithstanding the change in control of Xilan Natural Gas arising from the Acquisition;

     (e) Reporting and Internal Controls. From and after the Closing, the Xilan Natural Gas Shareholders shall forthwith take all required actions to implement internal controls on the business of Xilan Natural Gas to ensure that Xilan Natural Gas and Coventure comply with Section 13(b)(2) of the Securities and Exchange Act of 1934;

     (f)  Stock  Dividend.  Within ten (10) days from the  Closing  Date,  Xilan
          Natural Gas and the Xilan Natural Gas Shareholders shall cause Coventure to effectuate a four-for-one forward split of the Coventure Common Shares by way of stock dividend;

     (g) Name Change. Forthwith after the Closing, Xilan Natural Gas and the Xilan Natural Gas Shareholders shall take such steps are required to change the name of Coventure to "Asia Natural Gas, Inc." or such similar name as may be acceptable to the board of directors of Coventure;

     (h) Sale of Business. Within thirty (30) days from the Closing Date, Coventure shall sell its business operations, as they exist immediately prior to the Closing, to John Hromyk. In consideration of the sale, Mr. Hromyk shall forgive all debt owned to him by Coventure (in the amount of $43,179.13);

     (i) No Reverse Stock Splits. For a period of twelve (12) months following the Closing, take any action to cause or result in any way in a reverse stock split of the capital stock of Coventure; and

     (j) 1934 Act Reports. From and after the Closing Date, take all such steps as are necessary to discharge all reporting obligations imposed upon them by the Securities Exchange Act of 1934.

Authorization

6.2 Xilan Natural Gas hereby agrees to authorize and direct any and all federal, state, municipal, foreign and international governments and regulatory authorities having jurisdiction respecting Xilan Natural Gas to release any and all information in their possession respecting Xilan Natural Gas to Coventure. Xilan Natural Gas shall promptly execute and deliver to Coventure any and all consents to the release of information and specific authorizations which Coventure reasonably require to gain access to any and all such information. Xilan Natural Gas Shareholders hereby authorize Minqing Lu to execute all certificates or other representations required to complete the transactions contemplated by this Agreement.

Survival

6.3 The covenants set forth in this Article shall survive the Closing for the benefit of Coventure.


                                    ARTICLE 7
                              CONDITIONS PRECEDENT

Conditions Precedent in favor of Coventure

7.1 Coventure's obligations to carry out the transactions contemplated hereby are subject to the fulfillment of each of the following conditions precedent on or before the Closing:

     (a) all documents or copies of documents required to be executed and delivered to Coventure hereunder will have been so executed and delivered;

     (b) all of the terms, covenants and conditions of this Agreement to be complied with or performed by Xilan Natural Gas or the Xilan Natural Gas Shareholders at or prior to the Closing will have been complied with or performed;

     (c) title to the Xilan Natural Gas Shares held by the Xilan Natural Gas Shareholders and to the Xilan Natural Gas Assets will be free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances or other claims whatsoever, save and except as disclosed herein, and the Xilan Natural Gas Shares shall be duly transferred to Coventure;

     (d)  subject to Article 8 hereof, there will not have occurred

          (i) any material adverse change in the financial position or condition of Xilan Natural Gas, its liabilities or the Xilan Natural Gas Assets or any damage, loss or other change in circumstances materially and adversely affecting Xilan Natural Gas, the Xilan Natural Gas Business or the Xilan Natural Gas Assets or Xilan Natural Gas's right to carry on the Xilan Natural Gas Business, other than changes in the ordinary course of business, none of which has been materially adverse, or

          (ii) any damage, destruction, loss or other event, including changes to any laws or statutes applicable to Xilan Natural Gas or the Xilan Natural Gas Business (whether or not covered by insurance) materially and adversely affecting Xilan Natural Gas, the Xilan Natural Gas Business or the Xilan Natural Gas Assets; and

     (e) the transactions contemplated hereby shall have been approved by all other regulatory authorities having jurisdiction over the subject matter hereof, if any.


Waiver by Coventure

7.2 The conditions precedent set out in the preceding section are inserted for the exclusive benefit of Coventure and any such condition may be waived in whole or in part by Coventure at or prior to the Closing by delivering to Xilan Natural Gas a written waiver to that effect signed by Coventure. In the event that the conditions precedent set out in the preceding section are not satisfied on or before the Closing, Coventure shall be released from all obligations under this Agreement.

Conditions Precedent in Favor of Xilan Natural Gas and the Xilan Natural Gas Shareholders

7.3 The obligations of Xilan Natural Gas and the Xilan Natural Gas Shareholders to carry out the transactions contemplated hereby are subject to the fulfillment of each of the following conditions precedent on or before the Closing:

     (a) all documents or copies of documents required to be executed and delivered to Xilan Natural Gas hereunder will have been so executed and delivered;

     (b) all of the terms, covenants and conditions of this Agreement to be complied with or performed by Coventure at or prior to the Closing will have been complied with or performed;

     (c) Coventure will have delivered the Acquisition Shares to be issued pursuant to the terms of the Acquisition to Xilan Natural Gas at the Closing and the Acquisition Shares will be registered on the books of Coventure in the name of the holder of Xilan Natural Gas Shares at the time of Closing;

     (d) title to the Acquisition Shares will be free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances or other claims whatsoever;

     (e)  subject to Article 8 hereof, there will not have occurred

          (i) any material adverse change in the financial position or condition of Coventure, its subsidiaries, their liabilities or the Coventure Assets or any damage, loss or other change in circumstances materially and adversely affecting Coventure, the Coventure Business or the Coventure Assets or Coventure' right to carry on the Coventure Business, other than changes in the ordinary course of business, none of which has been materially adverse, or

          (ii) any damage, destruction, loss or other event, including changes to any laws or statutes applicable to Coventure or the Coventure Business (whether or not covered by insurance) materially and adversely affecting Coventure, its subsidiaries, the Coventure Business or the Coventure Assets;

     (f) the transactions contemplated hereby shall have been approved by all other regulatory authorities having jurisdiction over the subject matter hereof, if any; and

     (g) the satisfaction of all liabilities of Coventure on or prior to the Closing Date, other than those liabilities to be transferred to Mr. Hromyk, save and except for liabilities incurred in connection with the Acquisition.

Waiver by Xilan Natural Gas and the Xilan Natural Gas Shareholders

7.4 The conditions precedent set out in the preceding section are inserted for the exclusive benefit of Xilan Natural Gas and the Xilan Natural Gas Shareholders and any such condition may be waived in whole or in part by Xilan Natural Gas or the Xilan Natural Gas Shareholders at or prior to the Closing by delivering to Coventure a written waiver to that effect signed by Xilan Natural Gas and the Xilan Natural Gas Shareholders. In the event that the conditions precedent set out in the preceding section are not satisfied on or before the Closing, Xilan Natural Gas and the Xilan Natural Gas Shareholders shall be released from all obligations under this Agreement.

Nature of Conditions Precedent

7.5 The conditions precedent set forth in this Article are conditions of completion of the transactions contemplated by this Agreement and are not conditions precedent to the existence of a binding agreement. Each party acknowledges receipt of the sum of $1.00 and other good and valuable consideration as separate and distinct consideration for agreeing to the conditions of precedent in favor of the other party or parties set forth in this Article.

Termination

7.6 Notwithstanding any provision herein to the contrary, if the Closing does not occur on or before December 15, 2005, this Agreement will be at an end and will have no further force or effect, unless otherwise agreed upon by the parties in writing.

Confidentiality

7.7 Notwithstanding any provision herein to the contrary, the parties hereto agree that the existence and terms of this Agreement are confidential and that if this Agreement is terminated pursuant to the preceding section the parties agree to return to one another any and all financial, technical and business documents delivered to the other party or parties in connection with the negotiation and execution of this Agreement and shall keep the terms of this Agreement and all information and documents received from Xilan Natural Gas and Coventure and the contents thereof confidential and not utilize nor reveal or release same, provided, however, that Coventure will be required to issue a news release regarding the execution and consummation of this Agreement and file a Current Report on Form 8-K with the Securities and Exchange Commission respecting the proposed Acquisition contemplated hereby together with such other documents as are required to maintain the currency of Coventure's filings with the Securities and Exchange Commission.



                                    ARTICLE 8
                                      RISK

Material Change in the Business of Xilan Natural Gas

8.1 If any material loss or damage to the Xilan Natural Gas Business occurs prior to Closing and such loss or damage, in Coventure' reasonable opinion, cannot be substantially repaired or replaced within sixty (60) days, Coventure shall, within two (2) days following any such loss or damage, by notice in writing to Xilan Natural Gas, at its option, either:

     (a) terminate this Agreement, in which case no party will be under any further obligation to any other party; or

     (b) elect to complete the Acquisition and the other transactions contemplated hereby, in which case the proceeds and the rights to receive the proceeds of all insurance covering such loss or damage will, as a condition precedent to Coventure' obligations to carry out the transactions contemplated hereby, be vested in Xilan Natural Gas or otherwise adequately secured to the satisfaction of Coventure on or before the Closing Date.

Material Change in the Coventure Business

8.2 If any material loss or damage to the Coventure Business occurs prior to Closing and such loss or damage, in Xilan Natural Gas's reasonable opinion, cannot be substantially repaired or replaced within sixty (60) days, Xilan Natural Gas shall, within two (2) days following any such loss or damage, by notice in writing to Coventure, at its option, either:

     (a) terminate this Agreement, in which case no party will be under any further obligation to any other party; or

     (b) elect to complete the Acquisition and the other transactions contemplated hereby, in which case the proceeds and the rights to receive the proceeds of all insurance covering such loss or damage will, as a condition precedent to Xilan Natural Gas's obligations to carry out the transactions contemplated hereby, be vested in Coventure or otherwise adequately secured to the satisfaction of Xilan Natural Gas on or before the Closing Date.


                                    ARTICLE 9
                                     CLOSING

Closing

9.1 The Acquisition and the other transactions contemplated by this Agreement will be closed at the Place of Closing in accordance with the closing procedure set out in this Article.

Documents to be Delivered by Xilan Natural Gas

9.2 On or before the Closing, Xilan Natural Gas and the Xilan Natural Gas Shareholders will deliver or cause to be delivered to Coventure:

     (a) the original or certified copies of the charter documents of Xilan Natural Gas and all corporate records documents and instruments of Xilan Natural Gas, the corporate seal of Xilan Natural Gas and all books and accounts of Xilan Natural Gas;

     (b) all reasonable consents or approvals required to be obtained by Xilan Natural Gas for the purposes of completing the Acquisition and preserving and maintaining the interests of Xilan Natural Gas under any and all Xilan Natural Gas Material Contracts and in relation to Xilan Natural Gas Assets;

     (c) certified copies of such resolutions of the directors of Xilan Natural Gas as are required to be passed to authorize the execution, delivery and implementation of this Agreement;

     (d) an acknowledgement from Xilan Natural Gas and the Xilan Natural Gas Shareholders of the satisfaction of the conditions precedent set forth in section 7.3 hereof;

     (e) the certificates or other evidence of ownership of the Xilan Natural Gas Shares, together with such other documents or instruments required to effect transfer of ownership of the Xilan Natural Gas Shares to Coventure; and

     (f) such other documents as Coventure may reasonably require to give effect to the terms and intention of this Agreement.

Documents to be Delivered by Coventure

9.3 On or before the Closing, Coventure shall deliver or cause to be delivered to Xilan Natural Gas and the Xilan Natural Gas Shareholders:

     (a) share certificates representing the Acquisition Shares duly registered in the names of the holders of shares of Xilan Natural Gas Common Stock;

     (b) certified copies of such resolutions of the directors of Coventure as are required to be passed to authorize the execution, delivery and implementation of this Agreement;

     (c) a certified copy of a resolution of the directors of Coventure dated as of the Closing Date appointing the nominees of Xilan Natural Gas as officers of Xilan Natural Gas and appointing the nominee of the Xilan Natural Gas Shareholders to the board of directors of Coventure;

     (d)  undated resignation of John Hromyk as a director of Coventure;

     (e)  an   acknowledgement   from  Coventure  of  the  satisfaction  of  the
          conditions precedent set forth in section 7.1 hereof;

     (f) such other documents as Xilan Natural Gas may reasonably require to give effect to the terms and intention of this Agreement.

                                   ARTICLE 10
                              POST-CLOSING MATTERS

     Forthwith after the Closing, Coventure, Xilan Natural Gas and the Xilan Natural Gas Shareholders, as the case may be, agree to use all their best efforts to:

     (a)  issue a news release reporting the Closing;

     (b) file with the Securities and Exchange Commission a report on Form 14f1 disclosing the change in control of Coventure and, 10 days after such filing, forthwith date and accept the resignation of John Hromyk as a director of Coventure;

     (c) file a Form 8-K with the Securities and Exchange Commission disclosing the terms of this Agreement within 4 business days of the Closing which includes full Form 10 disclosure and the audited financial statements of Xilan Natural Gas, as well as pro forma financial information of Xilan Natural Gas and Coventure as required by Item 310 of Regulation SB as promulgated by the Securities and Exchange Commission;

     (d) file reports on Forms 13D and 3 with the Securities and Exchange Commission disclosing the acquisition of the Acquisition Shares by the Xilan Natural Gas Shareholders;

     (e) within 10 days of the Closing, take such steps are required to change the name of Coventure to "Asia Natural Gas, Inc." or such similar name as may be acceptable to the board of directors of Coventure; and

     (f) within 10 days of the Closing, take such steps are required to effectuate a four-for-one forward split of the Coventure Common Shares by way of stock dividend.


                                   ARTICLE 11
                               GENERAL PROVISIONS

Arbitration

11.1 The parties hereto shall attempt to resolve any dispute, controversy, difference or claim arising out of or relating to this Agreement by negotiation in good faith. If such good negotiation fails to resolve such dispute, controversy, difference or claim within fifteen (15) days after any party delivers to any other party a notice of its intent to submit such matter to arbitration, then any party to such dispute, controversy, difference or claim may submit such matter to arbitration in the City of New York, New York.

Notice

11.2 Any notice required or permitted to be given by any party will be deemed to be given when in writing and delivered to the address for notice of the intended recipient by personal delivery, prepaid single certified or registered mail, or telecopier. Any notice delivered by mail shall be deemed to have been received on the fourth business day after and excluding the date of mailing, except in the event of a disruption in regular postal service in which event such notice shall be deemed to be delivered on the actual date of receipt. Any notice delivered personally or by telecopier shall be deemed to have been received on the actual date of delivery.

Addresses for Service

11.3 The address for service of notice of each of the parties hereto is as follows:

(a) Coventure:

                  Coventure International Inc.
                  118 First Avenue West
                  Suite 206
                  PO Box 1900
                  Cochrane, Alberta, Canada T4C 1A5
                  Attn:  John Hromyk, President
                  Phone:  (403) 851-2600
                  Telecopier: (403) 851-2044


(b) Xilan Natural Gas or the Xilan Natural Gas Shareholders:

                  Xi'an Xilan Natural Gas Co., Ltd.
                  Tang Xing Shu Ma Building, Suite 418
                  Tang Xing Road
                  Xian High Tech Area
                  Xian, Shaanxi Province
                  China
                  Attn:  Minqing Lu, CEO
                  Phone:  86-29-88323325
                  Telecopier:  86-29-88390609

                  With a copy to:

                  Sichenzia Ross Friedman Ference LLP
                  1065 Avenue of the Americas
                  New York, New York 10018
                  Attn:  Marc Ross, Esq.
                  Phone:  (212) 930-9700
                  Telecopier:  (212) 930-9725


Change of Address

11.4 Any party may, by notice to the other parties change its address for notice to some other address and will so change its address for notice whenever the existing address or notice ceases to be adequate for delivery by hand. A post office box may not be used as an address for service.

Further Assurances

11.5 Each of the parties will execute and deliver such further and other documents and do and perform such further and other acts as any other party may reasonably require to carry out and give effect to the terms and intention of this Agreement.

Time of the Essence

11.6        Time is expressly declared to be the essence of this Agreement.

Entire Agreement

11.7 The provisions contained herein constitute the entire agreement among Xilan Natural Gas, the Xilan Natural Gas Shareholders and Coventure respecting the subject matter hereof and supersede all previous communications, representations and agreements, whether verbal or written, among Xilan Natural Gas, the Xilan Natural Gas Shareholders and Coventure with respect to the subject matter hereof.

Enurement

11.8 This Agreement will enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns.

Assignment

11.9 This Agreement is not assignable without the prior written consent of the parties hereto.

Counterparts

11.10 This Agreement may be executed in counterparts, each of which when executed by any party will be deemed to be an original and all of which counterparts will together constitute one and the same Agreement. Delivery of executed copies of this Agreement by telecopier will constitute proper delivery, provided that originally executed counterparts are delivered to the parties within a reasonable time thereafter.

Applicable Law

11.11    This Agreement is subject to the laws of the State of New York.



                  [Remainder of page intentionally left blank.]

     IN WITNESS WHEREOF the parties have executed this Agreement effective as of the day and year first above written.

                                   COVENTURE INTERNATIONAL INC.



                                   By: /s/ JOHN HROMYK
                                   ----------------------
                                   John Hromyk, President



                                   XI'AN XILAN NATURAL GAS CO., LTD.



                                   By: /s/ QINAN JI
                                   ----------------
                                   Qinan Ji, Chairman



                                   SHAREHOLDERS



                                   /s/ QINAN JI
                                   ---------------------
                                   Qinan Ji



                                   /s/ XIANG JI
                                   -----------------
                                   Xiang Ji



                                   /s/ SHAOHU JIA
                                   Shaohu Jia



                                   /s/ RONG BAI
                                   ----------------
                                   Rong Bai



                                   /s/ WEIPING WU
                                   ------------------
                                   Weiping Wu



                                   /s/ MINGSHAN HAN
                                   --------------------
                                   Mingshan Han



                                   /s/ TAO ZHANG
                                   --------------------
                                   Tao Zhang



                                   /s/ MINQING LU
                                   ---------------------
                                   Minqing Lu



                                   /s/ LIYIN SHI
                                   ---------------
                                   Liyin Shi



                                   /s/ SHENGMING LI
                                   ----------------------
                                   Shengming Li



                                   /s/ YUAI SHE
                                   -------------------
                                   Yuai She


                                   XIAN SUNWAY TECHNOLOGY &
                                   INDUSTRY CO., LTD.


                                   By: /s/ LINGJUN HU
                                   -----------------------
                                   Name: Lingjuhn Hu
                                   Title:  CEO

                                   YANGLING BODISEN BIOTECH
                                   DEVELOPMENT CO., LTD.


                                   By:/s/ QIONG WANG
                                   ------------------
                                   Name: Qiong Wang
                                   Title:   CEO, Chairman